SETTLEMENT AGREEMENT

This Settlement Agreement ("Agreement") is entered into as of July 1, 2019 ("Effective Date") by and between Life Alert Emergency Response, Inc. ("Life Alert"), a California corporation with its principal place of business in Los Angeles County, California; Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc. ("Stealth"), a Delaware corporation with its principal place of business in Largo, Florida; HSNi, LLC ("HSNi"), a Delaware limited liability company with its principal place of business in St. Petersburg, Florida; HSN, Inc. ("HSN"), a Delaware corporation with its principal place of business in St. Petersburg, Florida; and International Marketing Group, Inc. ("IMG"), a Missouri corporation with a principal place of business in Pacific, Missouri (Stealth, HSNi, HSN, and IMG being collectively referred to herein as "Defendants" and the Defendants and Life Alert referred to herein each individually as a "Party" and collectively the "Parties").

WHEREAS, Life Alert filed an action in the United States District Court for the District of Delaware against Stealth, HSNi, and HSN, namely *Life Alert Emergency Response, Inc. v. Excelsis Investments, Inc. d/b/a Stealth Technologies, Inc., et al.*, Case No. 18-cv-00833-CFC (the "Delaware Litigation"), as well as an action in the United States District Court for the Eastern District of Missouri, namely *Life Alert Emergency Response, Inc. v. International Marketing Group, Inc.*, Case No. 4:18-cv-00837-JAR (the "Missouri Litigation") (the Delaware Litigation and the Missouri Litigation being jointly referred to herein as "the Litigations") asserting that Defendants' 911 Help Now Gen 2 Emergency Communicator Pendant with Two-Way Talk and Assisted-GPS and related products ("Subject Products") infringe Life Alert's United States Patent Nos. D753,089 and D800,085 and United States Copyright Registration No. TX 8-437-495 (the "Complaints");

WHEREAS, Defendants deny the allegations raised by Life Alert in the Complaints; and,

WHEREAS, the ongoing Litigations involve the expenditure of significant resources by the Parties. The Parties wish to settle all of their differences without further cost. The Parties, with mutual consent and without any Party admitting any liability, wrongdoing, or fault, agree to settle fully and finally all claims asserted in the Litigations. The Parties also agree that such resolution shall not constitute evidence nor be an admission of any alleged wrongful conduct, liability, or fault on the part of any Party.

RECITALS. The statements in the recitals set forth above are true and correct and incorporated into the Settlement Agreement.

NOW, therefore, in exchange for the mutual promises and covenants contained in this Agreement, the Parties agree as follows:

1. DEFINITIONS

The terms set forth below shall have the following meanings in the Agreement:

1.1. "Affiliates" of a Party shall mean any Entity that controls, is controlled by, or under common control with such party.

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1.2. "Life Alert" shall mean Life Alert Emergency Response, Inc. and its Affiliates.

1.3. "Stealth" shall mean Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc. and its Affiliates.

1.4. "HSNi" shall mean HSNi, LLC and its Affiliates, parent and subsidiaries.

1.5. "HSN" shall mean HSN, Inc. and its Affiliates, parent and subsidiaries.

1.6. "IMG" shall mean International Marketing Group, Inc. and its Affiliates.

1.7. "Control" (and correlatives thereof) with respect to an Entity means (a) the legal, beneficial, or equitable ownership, directly or indirectly of fifty percent (50%) or more of the securities (or other equity interests) of the Entity that ordinarily have voting rights in the election of the directors or equivalent managers of the Entity, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the Entity, whether through the legal, beneficial, or equitable ownership or control of voting securities of the Entity, appointment of more than fifty percent (50%) of the board of directors of the Entity, by contract, or otherwise.

1.8. "Entity" shall mean an individual, trust, firm, sole proprietorship, corporation, partnership, joint venture, trust, association, incorporated organization, limited liability company, association, unincorporated organization or any other form of business or legal or governmental entity.

1.9. "Life Alert Patents" shall mean (i) United States Patent Nos. D753,089 and D800,085; (ii) any existing or subsequently filed foreign counterparts of United States Patent Nos. D753,089 and D800,085 (hereinafter, "Foreign Counterparts"); and (iii) any patents existing or subsequently filed or issuing from reexaminations, reissues, and/or renewals of United States Patent Nos. D753,089 and D800,085.

1.10. "Life Alert Copyright" shall mean United States Copyright Registration No. TX 8-437-495.

2. DISMISSAL OF LITIGATION

2.1. Timing of Dismissal. Within five (5) court days after the payment of the consideration to Life Alert under Section 3.1 below, the Parties shall cause their counsel to execute and file in the Litigations a Stipulation and Order, as appropriate, dismissing all claims in the Litigations with prejudice. The Parties shall promptly proceed with all additional procedures needed to dismiss the Litigations. The Parties agree that the settlement of the Litigations is intended solely as a compromise of disputed claims.

2.2. Costs. The Parties agree that they each shall bear their own costs and attorneys' fees relating to the Litigations and to the negotiation of this Agreement.

2.3. MUTUAL RELEASES. Plaintiff and Defendants for and on behalf of themselves and their representatives, agents, officers, directors, shareholders, employees, attorneys, successors and assigns (the "Releasing Parties") for good and valuable consideration, the receipt and legal

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sufficiency of which is hereby acknowledged, have generally remised, released, relinquished and forever discharged and, by this Agreement do hereby generally remise, release, relinquish and forever discharge each other and one another and their respective officers, directors, shareholders, representatives, agents, employees, attorneys, successors and assigns of and from any and all actions, causes of action, demands, suits, cross-complaints, assertions, debts, obligations, damages, claims, losses, liabilities, sums of money, reckonings, controversies and accounts of whatsoever kind, nature or description, whether known or unknown, liquidated or unliquidated, absolute or contingent, at law or at equity, federal, state or administrative, presently existing or hereafter discovered, of whatever character, suspected or unsuspected, matured or unmatured, actual or potential, known or unknown that the Releasing Parties have or may have against each other or one another that relate to or arise out of the subject matter of the Litigations, or are related to the allegations made in the Litigations against each other or one another, or which could have been asserted in the Litigations against any of the DEFENDANTS from the beginning of time until the date of this Agreement, specifically excepting the obligations under this Agreement (the "Released Claims"). Notwithstanding anything in this Section 2.3, the Released Claims do not include any claim for indemnity or contribution, including attorneys' fees and costs, by HSN or HSNi against any of the other Defendants or by IMG against Stealth in this instant matter.

3. CONSIDERATION

3.1 Payment. In consideration of this Settlement Agreement and subsequent dismissal with prejudice by Life Alert of the Litigations, Defendants jointly and severally agree to pay to Life Alert Five Hundred Thousand dollars (US $500,000) ("Payment") to be wired/paid from monies held in a trust account by IMG no later than July 22, 2019, to an account specified by Life Alert. In the event that the trust account is not fully funded and payment is not made pursuant to this Section 3.1, then this Agreement shall be deemed void, of no force or effect, and of no evidentiary value in the Litigations (which shall then proceed as if this Agreement had not been executed). Upon receipt of the full payment required by this Section 3.1, this settlement shall be final and binding for all time.

4. TERM

4.1. Termination. If Defendants materially breach this Agreement by failing to pay any amount due under Section 3.1, then Life Alert shall provide Defendants written notice of such breach. Defendants shall have ten (10) days following receipt of such notice to cure such breach. If Defendants fail to cure such breach by the end of the tenth (10th) calendar day following receipt of such notice, then Life Alert may deem Defendants in material breach of this Agreement. Except for such an uncured breach of Defendants' obligations to pay the amounts set forth in Section 3.1, no Party shall have any right to terminate this Agreement, whether for breach or for any other reason.

4.2. Survival. The provisions of Section 6 will survive any termination of this Agreement.

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5. ASSIGNMENT AND CHANGE OF CONTROL

5.1. Transfer. Life Alert may freely assign and transfer any or all rights and obligations under this Agreement and any or all rights and obligations in one or more of the Life Alert Patents and/or the Life Alert Copyright without Defendants' approval.

6. MISCELLANEOUS PROVISIONS

6.1. Representations and Warranties.

a. Life Alert represents and warrants that: (i) Life Alert is the exclusive licensee of the Life Alert Patents, owns all right, title and interest to the Life Alert Copyright, and has the right to settle this dispute with respect to the Life Alert Patents and Life Alert Copyright; (ii) Life Alert, and its representative executing on its behalf, have the full power and authority to enter into this Agreement, and bind Life Alert to each and every obligation hereof; (ii) Life Alert has not assigned or otherwise licensed or transferred to any other Entity any rights to any causes of action, damages or other remedies under any Life Alert Patents or Life Alert Copyright, or any claims, counterclaims or defenses, asserted by Life Alert in the Litigations; (iv) this Agreement is valid, binding and enforceable in accordance with its terms; (v) this Agreement does not breach any other obligation or agreement to which Life Alert is a party; and (vi) there are no liens or other encumbrances on the Life Alert Patents or Life Alert Copyright that would prevent Life Alert from entering into this Agreement.

b. Each of the Defendants acknowledges, accepts, represents and warrants that, with respect to the subject matter of this Agreement, it, and the Entities executing on its behalf, have the power and authority to enter this Agreement, and bind each of the Defendants to each and every obligation hereof.

c. Each of the Defendants further represents and warrants that the representations made by them during the Litigations regarding units sold and revenues for the Subject Products are true and correct. Each of the Defendants also represents and warrants it does not intend to, plan to and will not make, use, sell or offer to sell the Subject Products in the future.

d. Nothing contained in this Agreement shall be construed as:

1. a warranty or representation by any Party that any manufacture, sale, use, offer to sell or other disposition of products by the other party has been or will be free from infringement of any patents, except for the Life Alert Patents and the Subject Products subject to this Agreement based on this Agreement;

2. an agreement by any Party to bring or prosecute actions or suits against third parties for infringement, or conferring any right to the other party to bring or prosecute actions or suits against third parties for infringement;

3. conferring any right to the other Parties to use in advertising, publicity, or otherwise, any trademark, trade name or names of any Party, or any contraction, abbreviation or simulation thereof without the prior written consent of the other Parties;

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4. conferring by implication, estoppel or otherwise, upon any Party, any right or license under other patents or copyrights; or

5. an obligation to furnish any technical information or know-how.

e. Each Party shall indemnify and hold harmless all other Parties from and against all liability, loss, costs, damages, and reasonable attorneys' fees, resulting from or arising out of any third-party claim, demand or action arising out of or relating to any breach of any Party's representations or warranties contained herein.

6.2. Confidentiality. No Party shall disclose the terms of this Agreement except:

a. with the prior written consent of the other Parties;

b. to any governmental body having jurisdiction and specifically requiring such disclosure;

c. in response to a valid subpoena or as otherwise may be required by law;

d. for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations;

e. to a Party's accountants, legal counsel, tax advisors and other financial and legal advisors, subject to obligations of confidentiality and/or privilege at least as stringent as those contained herein;

f. as required during the course of litigation and subject to protective order; provided however, that any production under a protective order would be protected under an "Attorneys Eyes Only" or higher confidentiality designation, and the producing Party provide the other Parties at least ten (10) business days advance notice prior to such production in order to allow the other Parties an opportunity to object to such production if they choose to do so; or

g. with obligations of confidentiality at least as stringent as those contained herein, to a counterparty in connection with a proposed merger, acquisition, financing or similar

6.3. Notices. All notices required or permitted to be given in this Agreement shall be in writing and shall be delivered by hand, or if dispatched by prepaid air courier with package tracing capabilities or by registered or certified airmail, postage prepaid, addressed as follows:

To Life Alert
Life Alert Emergency Response, Inc.
c/o Ofer Shepher
16027 Ventura Blvd
Encino, CA 91436

Copy to (which shall not be deemed notice):

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Panitch Schwarze Belisario & Nadel LLP
Dennis Butler, Esq.
2005 Concord Pike, Suite 201
Wilmington, DE 19803-2909

To HSNi and HSN:
Shauna Burkes, Esq.
1 HSN Drive
St. Petersburg, FL 33729

Copy to (which shall not be deemed notice):
BakerHostetler LLP
Kevin W. Kirsch, Esq.
200 Civic Center Dr., Suite 1200
Columbus, Ohio 43215-4138

To Stealth:
Stealth Technologies, Inc.
801 West Bay Drive
Suite 470
Largo, FL 33770

Copy to (which shall not be deemed notice):
Law Office of Robert Eckard & Associates, P.A.
c/o Robert D. Eckard, B.C.S
3110 Palm Harbor Blvd.
Palm Harbor, FL 34683
Robert@RobertEckardLaw.com

To IMG:
David Rouff
13 Industrial Drive
Pacific, Missouri 63069

Such notices shall be deemed to have been served when received by addressee. Any Party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such Party as above provided at such changed address.

6.4. Publicity. No Party will issue a press release nor any other announcement or public statement regarding this Agreement or the relationship contemplated herein unless all Parties provide prior consent in writing. The Parties shall direct their representatives not to make any disclosures of the terms of this Agreement except as provided in Section 6.2. In response to any inquiry regarding the Litigations and/or this Agreement, the Parties will state in response only that the matter was resolved to the mutual satisfaction of each of the Parties.

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6.5. Governing Law. This Agreement and matters connected with the performance of this Agreement shall be interpreted, enforced and governed in accordance with the laws of the United States of America and the State of Delaware, without reference to conflict of laws principles.

6.6. Jurisdiction. The Parties agree: (a) that all disputes and legal proceedings related to this Agreement, its construction and matters connected with its performance shall be subject to the exclusive jurisdiction of the state and federal courts in the State of Delaware, specifically the U.S. District Court the District of Delaware (the "Court"), and (b) to submit any disputes, matters of interpretation, or enforcement actions arising with respect to the subject matter of this Agreement exclusively to the Court. The Parties hereby waive any challenge to the jurisdiction or venue of the Court over these matters.

6.7. Injunctive Relief. The Parties hereby acknowledge and agree that:

(a) the provisions and restrictions contained in this Agreement are reasonable and necessary for protection of the legitimate interests of the Parties to this Agreement, and the Parties would not have entered into this Agreement in the absence of these provisions and restrictions;

(b) any violation of any provision of this Agreement by a Party (or by a Party's agents or representatives) may result in irreparable injury to the non-violating Party, which injury may be inadequately compensable in monetary damages; and

(c) the non-violating Party will be entitled to seek preliminary and permanent injunctive relief from any violation or threatened violation of this Agreement by the other Party.

6.8. Severability. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

6.9. Entire Agreement. The Parties acknowledge that this is an enforceable agreement and this Agreement embodies the entire understanding of the Parties with respect to the subject matter of the Agreement. The terms and conditions of this Agreement may be amended only by a written agreement executed by duly authorized representatives of all the Parties.

6.10. Trademarks. Neither Party will use the name, trade name, trademark or other designation of the other Party in connection with any products, promotion or advertising without the prior written permission of the other Party

6.11. Modification; Waiver. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless consented to in writing by the Party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right under this Agreement or any subsequent breach or default.

6.12. Construction; Language. The language of this Agreement has been approved by counsel for each Party and no Party (nor their respective counsel) shall be deemed to be the draftsman of this Agreement. Thus, any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the interpretation of this Agreement. The words

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"include" and "including" and variations thereof, will not be deemed to be terms of limitation in this Agreement, but rather will be deemed to be followed by the words "without limitation." The headings in this Agreement will not be referred to in connection with the interpretation of this Agreement.

6.13. Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed by facsimile or scanned signatures and such signatures or other digital images of the signatures shall be deemed to bind each Party as if they were original signatures.

6.14. No Relationship Created. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between any of the Parties.

6.15. Consultation with Attorneys. Each of the Parties declares and acknowledges that it has read and understands the terms of this Agreement, that it has been represented by its attorneys with regard to the execution of this Agreement, and that it executes this Agreement voluntarily after consultation with its attorneys and without being pressured or influenced by any statement or representation made by any person acting on behalf of the other Party.

6.16. The Parties have executed this Settlement Agreement consisting of nine (9) numbered pages in addition to the signature page, as of the Effective Date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned authorized representatives of the Parties have entered into this Agreement as of the Effective Date.

Life Alert Emergency Response, Inc.

By: [signature]

Name: Felix Leung

Title: CFO

Date: 7/16/2019

Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc.

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

HSNi, LLC

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

HSN, Inc.

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

International Marketing Group, Inc.

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

IN WITNESS WHEREOF, the undersigned authorized representatives of the Parties have entered into this Agreement as of the Effective Date.

Life Alert Emergency Response, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

HSNi, LLC

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

HSN, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

International Marketing Group, Inc.

By: [signature]

Name: DAVID RAFFLE

Title: CEO, President

Date: 7/17/2019

CORE/3509048.0474/153385335.1

IN WITNESS WHEREOF, the undersigned authorized representatives of the Parties have entered into this Agreement as of the Effective Date.

Life Alert Emergency Response, Inc.

By: ______________________

Name: ____________________

Title: _____________________

Date: _____________________

Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc.

By: ______________________

Name: ____________________

Title: _____________________

Date: _____________________

HSNi, LLC

By: SBurks

Name: Shauna Burkes

Title: V.P. L&E & Litigation

Date: 7/3/2019

HSN, Inc.

By: SBurks

Name: Shauna Burkes

Title: V.P. L&E & Litigation

Date: 7/3/2019

International Marketing Group, Inc.

By: ______________________

Name: ____________________

Title: _____________________

Date: _____________________

IN WITNESS WHEREOF, the undersigned authorized representatives of the Parties have entered into this Agreement as of the Effective Date.

Life Alert Emergency Response, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

Excelsis Investments, Inc. *d/b/a* Stealth Technologies, Inc.

By: [signature]

Name: B. McFadden

Title: CEO

Date: 7/15/19

HSNi, LLC

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

HSN, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

International Marketing Group, Inc.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________